                                                                    EXHIBIT 3.66

                                   SHORT FORM
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                    BHC MANAGEMENT SERVICES OF GEORGIA, LLC

                                     MEMBERS

-----------------------------------------------------------------------------------------------------------
                                          Aggregate               Cash Contributed or Agreed Value of Other
       Name, Address, TIN            Percentage Interest               Property or Services Contributed
-----------------------------------------------------------------------------------------------------------
                                 Financial           Governance
-----------------------------------------------------------------------------------------------------------
BHC Management Services, LLC        100%                100%                     $1,000.00
102 Woodmont Blvd., Suite 800
Nashville, TN 37205

EIN: ____________
-----------------------------------------------------------------------------------------------------------

                     BHC MANAGEMENT SERVICES OF GEORGIA, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT

                       PARTIES TO CONTRIBUTION AGREEMENTS

--------------------------------------------------------------------------------------------------------------------------
                             Class of Membership Interest     Amount of Cash or Value of
                            and Percentage Interest to be  Property or Services Required to  Time at Which Contribution is
Name, Address, TIN                     Acquired                     be Contributed                Required to be Made
--------------------------------------------------------------------------------------------------------------------------
 None

--------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------------------------------

                     BHC MANAGEMENT SERVICES OF GEORGIA, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT

                  PARTIES TO CONTRIBUTION ALLOWANCE AGREEMENTS

-------------------------------------------------------------------------------------------------------------------------
                           Class of Membership Interest      Amount of Cash or Value of Property        Time at Which
                           and Percentage Interest Able    or Services that must be Contributed to  Contribution is to be
Name, Address, TIN                to be Acquired                       Acquire Interest                      Made
-------------------------------------------------------------------------------------------------------------------------
None

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

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

                     BHC MANAGEMENT SERVICES OF GEORGIA, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT

                          ASSIGNEES OF FINANCIAL RIGHTS

-------------------------------------------------------------------
                      Name of
Name, Address, TIN   Assignor   Amount of Financial Rights Assigned
-------------------------------------------------------------------
None

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

                     BHC MANAGEMENT SERVICES OF GEORGIA, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT

                                    MANAGERS

                                 President:    Vernon S. Westrich

       Senior Vice President and Treasurer:    William P. Barnes

       Senior Vice President and Secretary:    Stephen C. Petrovich

                            Vice President:    James N. Schnuck

         Vice President of Risk Management:    Margaret Jo Cooper

                            Other Officers:    None

                Principal Executive Office:    102 Woodmont Blvd.
                                               Suite 800
                                               Nashville, TN 37205

                     BHC MANAGEMENT SERVICES OF GEORGIA, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT

Except as provided herein, the LLC shall be controlled by the default rules of the Delaware Limited Liability Company Act and the provisions of the Articles. The LLC shall be manager-managed. The Membership Interests are as set forth herein. Membership Interests may only be assigned upon the Majority Vote of the non-transferring Members. New Members may only be admitted on a Majority Vote of the Members. For these purposes, "Majority Vote" shall mean a majority of the Governance Rights entitled to vote on the matter, whether or not present at a meeting. The only dissolution event shall be a Majority Vote of the Members or the having of no Members.

Agreed to this the 21 day of March, 2001.

                                           BHC MANAGEMENT SERVICES, LLC

                                           By: Behavioral Healthcare Corporation

                                           By: /s/ David T. Vandewater
                                               ---------------------------------

                                           Name: David T. Vandewater
                                           Its: President